                                                                    Exhibit 10.1

                           TENTH AMENDMENT AND WAIVER
                            TO WHITTAKER CORPORATION
                     AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF JANUARY 31, 1998


          This TENTH AMENDMENT AND WAIVER (the "Amendment") is among WHITTAKER CORPORATION, a Delaware corporation (the "Borrower"), the Financial Institutions party to the Credit Agreement referred to below (the "Lenders"), and NATIONSBANK OF TEXAS, N.A., as agent (the "Agent") for the Lenders thereunder.

                            PRELIMINARY STATEMENTS:

          1. The Borrower, the Lenders, CIBC Inc., as co-agent, and the Agent entered into an Amended and Restated Credit Agreement dated as of April 10, 1996 (as amended to date, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

          2. The Borrower has requested that the Lenders, among other things, waive, during the period starting on and including January 31, 1998 to (but not including) March 31, 1998 (the "Waiver Period"), any Default arising as a result of non-compliance with Section 6.04(a), (b), (c) or (d) of the Credit Agreement.

          3. The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.  Effective as of the date
                      ------------------------------
hereof and subject to the satisfaction of the conditions precedent set forth in
Section 5 hereof, the Credit Agreement is hereby amended as follows:

          (a) During the Waiver Period, the definition of "Applicable Margin" is amended and restated in its entirety as follows:

               "APPLICABLE MARGIN" means 4.25% per annum.
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          (b) During the Waiver Period, the third sentence of Section 2.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "Each Revolving Borrowing shall be in an aggregate amount of $500,000 or an integral multiple of $500,000 in excess thereof unless such Revolving Borrowing is in the amount of the aggregate Unused Revolving Commitment of each Revolving Lender and shall consist of Revolving Advances made by the Revolving Lenders ratably according to their respective Revolving Commitments."

          (c) During the Waiver Period, the proviso of Section 2.05(a) is hereby amended to read as follows:

               "provided, however, that each partial prepayment of Revolving Advances shall be in the aggregate principal amount of $500,000 or any multiple of $500,000 in excess thereof."

          (d) During the Waiver Period, notwithstanding anything to the contrary in the Credit Agreement, the aggregate outstanding amount of Revolving Advances plus Letter of Credit Obligations shall not exceed (i) $83,000,000, minus (ii) any amounts by which the Revolving Commitments shall be automatically and permanently reduced pursuant to Section 2.05(b) on and after January 30, 1998.

          (e) During the Waiver Period, Section 3.05(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "SECTION 3.05. LETTER OF CREDIT COMPENSATION.
                              -----------------------------

                    (a) The Borrower shall pay to the Agent:

                         (i) for the account of the Issuing Bank which Issues a
               Letter of Credit, an issuance fee in an amount equal to 1/8 of 1% per annum of the average daily Available Amount of such Letter of Credit outstanding from time to time; and

                         (ii) for the account of each Revolving Lender, a letter
               of credit fee with respect to each Letter of Credit, in each case in an amount equal to

                              (A) with respect to each Financial Standby Letter
                    of Credit, a percentage per annum equal to the Applicable Margin plus 1%, times the amount of such Lender's Revolving Pro Rata Share of the average daily Available Amount of such Letter of Credit outstanding from time to time;

                              (B) with respect to each Performance Standby
                    Letter of Credit, a percentage per annum equal to the Applicable Margin plus 1/2%, times the amount of such Lender's Revolving Pro Rata Share of the average daily Available Amount of such Letter of Credit outstanding from time to time; and

                              (C) with respect to each Commercial Letter of
                    Credit, 0.25% of the amount of such Lender's Revolving Pro Rata Share of the Available Amount of such Letter of Credit as of the date of Issuance thereof.

               The letter of credit and issuance fees payable under this Section 3.05(a) shall be payable monthly on the last Business Day of each month, commencing January 31, 1998, and on the Revolving Commitment Termination Date except that the letter of credit fee payable under Section 3.05(a)(ii)(C) shall be payable upon issuance of the applicable Letter of Credit. For purposes of computing any fees under this Section 3.05(a), the determination of the maximum amount available to be drawn under a Letter of Credit at any time shall assume strict compliance with all conditions for drawing. Any fees paid pursuant to this
               Section 3.05(a) are nonrefundable."

          (f) During the Waiver Period, the permissive exceptions to the prohibitions of Section 6.02(g) contained in Sections 6.02(g)(v), 6.02(g)(vi), and 6.02(g)(viii) are suspended.

          SECTION 2.  CONSENT TO XYPLEX SALE.  Lenders hereby consent, but only
                      ----------------------
during the Waiver Period, to the sale by the Borrower of all of the issued and outstanding shares of Whittaker Xyplex, Inc., a Delaware corporation, to MRV Communications, Inc. pursuant to the terms of a Stock Purchase Agreement entered into as of January 19, 1998, between the Borrower and MRV Communications, Inc., provided that the Net Cash Proceeds from such sale are not less than $33,000,000. In that connection, simultaneously with the payment of the Net Cash Proceeds of such sale to reduce the Obligation of the Borrower, as set forth in the Credit Agreement, and the pledge of the warrants described in such Stock Purchase Agreement and received by the Borrower at the closing of such sale as part of the Collateral, Whittaker Xyplex, Inc. and Xyplex, Inc. shall be released as Guarantors under the Guaranty and Grantors under the Security Agreement, and all of the stock and assets of such corporations shall be released as part of the Collateral. By this consent, and effective as set forth above, the Collateral Documents shall be deemed amended to reflect such sale and the consent thereto, and the Agent is authorized and directed to take such actions as may be necessary to effect same and to release such Collateral.

          SECTION 3.  WAIVER.  (a) Subject to the terms and conditions hereof,
                      ------
Lenders hereby waive, but only during the Waiver Period, the Specified Defaults (hereinafter defined); provided, however, that Lenders' waiver of the Specified
                       --------  -------
Defaults and their rights and remedies as a result of the occurrence thereof shall not constitute and shall not be deemed to constitute a waiver of any other Event of Default, whether arising as a result of further violations of any provision of the Credit Agreement previously violated by the Borrower, or a waiver of any rights and remedies arising as a result of such other Events of Default. As used herein, "Specified Defaults" shall mean the failure of the
                           ------------------
Borrower to comply with Sections 6.04(a), (b), (c) and (d) of the Credit Agreement. At the end of the Waiver Period, the waiver of the Specified Defaults will automatically terminate.

     (b) In consideration of Lenders' waiver of the Specified Defaults and certain other good and valuable consideration, the Borrower hereby expressly acknowledges and agrees that neither it nor any Guarantor or Grantor has any setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against any Lender or Agent or any grounds or cause for reduction, modification or subordination of the Obligations under the Loan Documents or any liens or security interests of any Lender or the Agent. To the extent the Borrower or any Guarantor or Grantor may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, the Borrower and each Guarantor and Grantor hereby waive, and hereby release each Lender and Agent from, any and all such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

          SECTION 4.  AMENDMENT AND WAIVER FEE.  In consideration of the
                      ------------------------
execution by and agreement to this Amendment by the Lenders, the Borrower shall pay to the Agent for the account of each Lender such Lender's Revolving Pro Rata Share of 0.35% of its Revolving Commitment outstanding on January 30, 1998, and 0.35% of its Term Advances outstanding on January 30, 1998.

          SECTION 5.  CONDITIONS TO EFFECTIVENESS.  This Amendment shall not be
                      ---------------------------
effective until all proceedings of the Borrower taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Agent and Required Lenders, and each of the following conditions precedent shall have been satisfied:

          (a) The Agent has received counterparts of this Amendment executed by the Borrower and Required Lenders and counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors and Grantors (as defined in the Security Agreement) listed therein (such Guarantors and Grantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties");

          (b) The Agent shall have received for the account of the Lenders the fee described in Section 4 above.

          (c) All fees and expenses, including legal and other professional fees and expenses incurred, payable on or prior to the date of this Amendment to Agent, including, without limitation, the fees and expenses of its counsel, shall have been paid to the extent that same had been billed prior to the date of this Amendment; and

          (d) Agent and each Lender shall have received each of the following:

               (1) a certificate of the Borrower certifying (i) as to the accuracy, after giving effect to this Amendment, of the representations and warranties set forth in Article V of the Credit Agreement, the other Loan Documents and in this Amendment, and (ii) that there exists no Default or Event of Default, after giving effect to this Amendment and the execution, delivery and performance of this Amendment will not cause a Default or Event of Default; and

               (2) such other documents, instruments, and certificates, as Agent or Required Lenders shall deem necessary or appropriate in connection with this Amendment and the transactions contemplated hereby, including without limitation copies of resolutions of the board of directors of the Borrower authorizing the transactions contemplated by this Amendment.

          SECTION 6.  REPRESENTATIONS AND WARRANTIES.  The Borrower represents
                      ------------------------------
and warrants as follows:

          (a) AUTHORITY.  The Borrower and each other Loan Party has the
              ---------
     requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

     (b) ENFORCEABILITY.  This Amendment has been duly executed and delivered by
         --------------
     the Borrower. The Consent has been duly executed and delivered by each Guarantor and Grantor. This Amendment and each Loan Document (as modified hereby) is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

          (c) REPRESENTATIONS AND WARRANTIES.  The representations and
              ------------------------------
     warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

          (d) NO DEFAULT.  After giving effect to this Amendment, no event has
              ----------
     occurred and is continuing that constitutes a Default or Event of Default.

          SECTION 7.  REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.  (a) Upon
                      ---------------------------------------------
and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

          (b) Except as specifically modified above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute an amendment of any provision of any of the Loan Documents.

          SECTION 8.  FURTHER ASSURANCES.  The Borrower shall execute and
                      ------------------
deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to Agent, as Agent or any Lender may deem necessary or appropriate in connection with this Amendment.

          SECTION 9.  EXECUTION IN COUNTERPARTS.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

          SECTION 10.  WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY
                       --------------------
LAW, EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

          SECTION 11.  GOVERNING LAW.  This Amendment shall be governed by, and
                       -------------
construed in accordance with, the laws of the State of New York.



     [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.  SIGNATURE PAGES FOLLOW.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              WHITTAKER CORPORATION,
                              a Delaware corporation


                              By:/s/ John K. Otto
                                 -------------------------------
                                    John K. Otto
                                    Treasurer


                              NATIONSBANK OF TEXAS, N.A.,
                              as Agent


                              By:/s/ William E. Livingstone, IV
                                 -------------------------------
                                    William E. Livingstone, IV
                                    Senior Vice President



                              Lenders:
                              -------

                              NATIONSBANK OF TEXAS, N.A.


                              By:/s/ William E. Livingstone, IV
                                 ------------------------------
                                    William E. Livingstone, IV
                                    Senior Vice President


                              BT HOLDINGS (NEW YORK), INC.


                              By:/s/ Robert W. Hevner
                                 -------------------------------
                                    Robert W. Hevner
                                    Vice President


                              DK ACQUISITION PARTNERS, L.P.

                              By:   M.H. DAVIDSON & CO., its general partner


                              By:/s/ Michael J. Leffell
                                 -------------------------------
                                    Michael J. Leffell
                                    General Partner

                              GOLDMAN SACHS CREDIT PARTNERS L.P.


                              By:/s/ John Urban
                                 -------------------------------
                                    John Urban


                              MERRILL LYNCH, PIERCE, FENNER, & SMITH
                              INCORPORATED


                              By:/s/ Neil Brisson
                                 -------------------------------
                                    Neil Brisson
                                    Director

                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC.


                              By:/s/ Anthony R. Clemente
                                 -------------------------------
                                    Anthony R. Clemente
                                    Authorized Signatory

                              MERRILL LYNCH SENIOR HIGH INCOME
                              PORTFOLIO, INC.


                              By:/s/ Anthony R. Clemente
                                 -------------------------------
                                    Anthony R. Clemente
                                    Authorized Signatory

                              MERRILL LYNCH DEBT STRATEGIES
                              PORTFOLIO

                              By:   MERRILL LYNCH ASSET
                                    MANAGEMENT, L.P., as Investment Advisor


                              By:/s/ Anthony R. Clemente
                                 -------------------------------
                                    Anthony R. Clemente
                                    Authorized Signatory

                              CANPARTNERS INVESTMENTS IV, LLC


                              By:
                                 -------------------------------
                                     Title:

                                    CONSENT


     Each of the undersigned, as Guarantors under the "Guaranty" and as grantors under the "Security Agreement" (as such terms are defined in the Credit Agreement referred to in the foregoing Amendment), each hereby consents and agrees to the foregoing Amendment and to be bound by the terms and provisions thereof, and agrees that (i) the Guaranty and the Security Agreement are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of such Amendment each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by such Amendment, and (ii) subject to Section 2 of the foregoing Amendment, the collateral described in the Security Agreement shall continue to secure the payment of the indebtedness therein described.



                         AVIANT INFORMATION, INC. (formerly BLUE BELL LEASE, INC.), a California corporation, METROPOLITAN FINANCIAL SERVICES CORPORATION, a Colorado corporation, PARK CHEMICAL COMPANY, a Michigan corporation, WHITTAKER COMMUNICATIONS, INC., a California corporation, WHITTAKER CONTROLS, INC., a California corporation, WHITTAKER CORP., a Maine corporation, WHITTAKER ORDNANCE, INC., a Delaware corporation, WHITTAKER PORTA BELLA DEVELOPMENT, INC., a California corporation, WHITTAKER SERVICES CORPORATION, a California corporation, WHITTAKER TECHNICAL PRODUCTS, INC., a Colorado corporation, WHITTAKER DEVELOPMENT CO., a Delaware corporation, WHITTAKER XYPLEX, INC., a Delaware corporation, and XYPLEX, INC., a Massachusetts corporation



                         By:/s/ John K. Otto
                            ----------------------------------------------------
                              John K. Otto
                              Treasurer of each of the foregoing Loan Parties